EXHIBIT 10.101

PAYCHECK PROTECTION PROGRAM LOAN AGREEMENT

This Paycheck Protection Program Loan Agreement (this “Agreement”), made and entered into by and between ______ DIGITAL ALLY, INC _____________________________________________________________, a Nevada ___________ entity (collectively, whether one or more, the “Borrower”) and FIRST-CITIZENS BANK & TRUST COMPANY (“Lender”).

RECITALS:

Borrower has requested that Lender provide financing to Borrower, and Lender is willing to make a loan to Borrower subject to the terms and conditions set forth in this Agreement; NOW, THEREFORE, for good and valuable consideration contained in this Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legal bound, agree to be bound as follows:

ARTICLE I

LOAN AND NOTE

1.1 LOAN. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) has authorized the funding of loans under the Paycheck Protection Program which are fully guaranteed by the U.S. Small Business Administration (“SBA”), pursuant to which Lender has agreed to make SBA Loan Number ____34804373-01 _______________________ in the original principal amount of ____ ONE MILLION FOUR HUNDRED EIGHTEEN THOUSAND NINE HUNDRED AND NO/100 ________________________________________________________________ DOLLARS (___$1,418,900.00_____________________) (the “Loan”) to Borrower subject to the terms and conditions contained in this Agreement.

1.2 NOTE. Borrower has executed and delivered to Lender that certain SBA Note (the “Note”), dated of even date herein, which evidences the indebtedness of Borrower to Lender in the original principal amount of _______________________________________________________ DOLLARS (__________________________). Payment of the Note shall be made at Lender’s office at 100 E. TRYON ROAD, DAC 90, ATTN: SBA LOAN OPERATIONS, RALEIGH, NORTH CAROLINA 27603 as set forth in the Note, unless otherwise directed in writing by Lender. The Note shall bear interest at the fixed rate of ONE PERCENT (1.00%) per annum, in accordance with the terms of the Note. The term “Note” as used in this Agreement shall be inclusive of any and all future renewals, extensions, increases, substitutions and other modifications of the Note.

1.3 LOAN FORGIVENESS. Pursuant to Section 1106 of the CARES Act, the Loan can be forgiven up to the full principal amount of the Loan and any accrued interest if Borrower (i) uses all proceeds for eligible purposes as set forth in the CARES Act; (ii) maintains employment levels; and (iii) maintains compensation levels. Borrower agrees and acknowledges that SBA will issue further guidance on loan forgiveness under the CARES Act and that Lender has made no representations and warranties regarding the applicability, eligibility or determination of forgiveness of the Loan under the CARES Act. Borrower agrees and understands that if the Loan proceeds are used for any other unauthorized purposes, the federal government may pursue criminal fraud charges against Borrower and all principals of Borrower. Borrower acknowledges that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a Federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

ARTICLE II

CONDITIONS OF LENDING

2.1 CONDITIONS PRECEDENT. The obligation of Lender to make the Loan to Borrower is expressly subject to the performance by Borrower of all of their obligations under this Agreement and to the following further conditions: (i) Borrower shall execute and deliver to Lender this Agreement, the Note, and any and all documents, applications, certifications or other agreements evidencing or otherwise related to the Loan (collectively, the “Loan Documents”) which may be required in the sole and absolute discretion of Lender; (ii) all representations and warranties of Borrower as set forth in this Agreement, the Note and the Loan Documents are true and correct.

2.2 USE OF PROCEEDS. Borrower shall only use the proceeds of the Loan for payroll costs, costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, insurance premiums, employee salaries, commissions or similar compensations, payments of interest on any mortgage obligation (which shall not include any prepayment of or payment of principal on a mortgage obligation), utilities, rent (including rent under a lease agreement) and interest on any other debt obligations that were incurred prior to February 15, 2020. Borrower shall not use any proceeds of the Loan for (i) personal, family or household purposes; (ii) payments, distributions or loans to Borrower or any associate or principal of Borrower, except for compensation actually rendered at a fair and reasonable rate; (iii) payments of delinquent Internal Revenue Service (“IRS”) withholding/payroll taxes; or (iv) payments towards personal debt.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower, understanding that Lender is relying upon Borrower’s representations and warranties set forth below in making the Loan, represents and warrants to Lender as follows:

3.1 POWER AND AUTHORIZATION. Borrower has duly authorized the execution and delivery of this Agreement, the Note, and the Loan Documents, and the execution and delivery to Lender thereof will not violate any applicable law or agreement to which Borrower is a party to or may be bound or affected by.

3.2 BINDING AGREEMENTS. This Agreement, the Note and the Loan Documents constitute legal, valid and binding obligations of Borrower which are enforceable against the Borrower by Lender.

3.3 VALID ORGANIZATION AND GOOD STANDING. For any Borrower which is an entity, they are duly organized, validly existing and in good standing under the laws of the State(s) in which they were formed and authorized to conduct business, have the full power and authority to carry on its business operations and are duly licensed or qualified under the laws of each jurisdiction in which they operate.

3.4 OWNERSHIP INTERESTS. All ownership interests of Borrower, including, but not limited to, membership interests, stock, options, warrants and any and all other agreements affecting the ownership, control or voting rights of such ownership interests of Borrower are properly and accurately reflected in this Agreement, the Note and the Loan Documents.

3.5 FINANCIAL INFORMATION. The payroll reports, disclosures, statements and other financial information (collectively, the “Financial Information”) submitted by Borrower in writing to Lender in connection with the Loan fairly and accurately reflect the payroll and other financial condition of Borrower for the periods defined therein.

3.6 ILLEGAL ACTIVITY. Borrower is not engaged in any activity that is illegal under federal, state or local law, including business operations which directly or indirectly support the end use of marijuana, whether medicinal or recreational.

3.7 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Any and all representations and warranties by Borrower contained in this Agreement, the Note and the Loan Documents are true and correct. There is no material fact or circumstance that Borrower has knowledge of which has not been disclosed to Lender.

ARTICLE IV

COVENANTS OF BORROWER

Until all the obligations under the Loan as evidenced by this Agreement, the Note and the Loan Documents have been performed and paid in full, Borrower covenants and agrees as follows:

4.1 MAINTENANCE AND EXISTENCE. For any Borrower which is a corporate entity, they shall remain in good standing under the laws of the State(s) in which they were formed and conduct business. Further, Borrower shall comply with all valid and applicable statutes, ordinances, rules and regulations and shall keep in force and effect all licenses, permits, bonds and other agreements or approvals necessary to conduct business.

4.2 PATRIOT ACT. Borrower certifies that they are, and will remain, in compliance with the United States of America Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and shall continue to provide evidence satisfactory to and sufficient for the Lender to verify the identity of the Borrower, as required under the Patriot Act. Borrower shall notify Lender promptly of any change in such information.

4.3 ERRORS AND OMISSIONS. Borrower shall, during and after the closing of the Loan, execute and deliver to Lender any and all documents, reports, financial statements, affidavits, certifications or other agreements to correct, supplement or modify the Loan Documents which may be reasonably requested by Lender. Borrower shall not be obligated to execute and deliver to Lender any documents or agreements which contain any covenant, provision, term or condition which constitutes a material and adverse variance from the Loan Documents.

4.4 STRICT COMPLIANCE. Borrower shall (i) perform and comply, in a timely manner, with all terms, conditions, and provisions of this Agreement, the Note and the Loan Documents; and (ii) immediately notify Lender in writing of an Event of Default in connection with this Agreement, the Note and the Loan Documents.

ARTICLE V

EVENTS OF DEFAULT

5.1 EVENT OF DEFAULT. An event of default (an “Event of Default”) shall be deemed to have occurred hereunder upon any of the following:

(a) Nonpayment, when due, of any principal, accrued interest, premium, fee or other charge due under the Note;

(b) Any representation, warranty, or statement made or furnished to Lender by or on behalf of Borrower under this Agreement, the Note and the Loan Documents is false or misleading in any material respect, or becomes false or misleading in any material respect at any time thereafter;

(c) The failure or violation of Borrower to keep, perform, observe, or comply with any covenant, agreement, term, or condition required under provisions of this Agreement, the Note or the Loan Documents;

(d) The occurrence of any event or condition which constitutes a default under the terms of the Note or the Loan Documents;

(e) If this Agreement, the Note or the Loan Documents cease to be in full force and effect;

(f) If Borrower revokes or disputes the validity or enforceability of their obligations under this Agreement, the Note or the Loan Documents;

(g) If Borrower (i) makes a general assignment for the benefit of its creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudicated as bankrupt or insolvent; (iv) files any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation; (v) files an answer admitting or failing to deny the material allegations of the petition against it for any such relief; or (vii) discontinues business.

ARTICLE VI

REMEDIES ON EVENT OF DEFAULT

6.1 DECLARE NOTE DUE. Upon the occurrence of an Event of Default as defined in this Agreement, the Note or the Loan Documents, Lender may declare the entire unpaid balance of the Note and all other indebtedness of Borrower to Lender, including but not limited to accrued interest, fees and other costs to be immediately due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived. Lender may, in addition to declaring the entire unpaid balance of the Note immediately due and payable, exercise each and every right and remedy granted to Lender under this Agreement, the Note, the Loan Documents and under any other applicable law or at equity. The rights, remedies, powers and privileges provided for in this Agreement shall not be deemed exclusive but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Lender’s favor at law or in equity.

6.2 RIGHT OF SETOFF. Following an Event of Default, to the extent permitted by applicable law and under the CARES Act, Lender shall have a right of setoff against any and all of Borrower’s accounts with Lender, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Lender. Lender may administratively freeze all such accounts to protect its rights under this Agreement.

6.3 RELATIONSHIP TO STATE LAW. Notwithstanding any other provision of this Agreement, the Note or the Loan Documents, if any provision of applicable law requires that Borrower be granted a longer notice period or a greater opportunity to cure, that provision of law shall control; provided, however, that the applicable notice period set forth in this Agreement, the Note or the Loan Documents shall run concurrently with the notice period required by law.

6.4 NO WAIVER. Neither the failure nor delay on the part of Lender to exercise any right, remedy, power or privilege under this Agreement, the Note or the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege of Lender. No course of dealing between Lender and Borrower shall operate as or be deemed to constitute a waiver of Lender’s rights under this Agreement, the Note or the Loan Documents or affect the duties or obligations of Borrower thereunder.

ARTICLE VII

MISCELLANEOUS

7.1 INTEGRATED AGREEMENT. This Agreement, together with the Note and Loan Documents, constitute the entire understanding and agreement of the parties as to the matters set forth herein. The Loan Documents shall be construed as integrated and complementary of each other, and as augmenting and not restricting Lender’s rights, powers, and remedies. The Loan Documents supersede all prior statements, agreements and understandings between the parties with respect to the Loan.

7.2 AMENDMENTS AND APPROVALS. No amendment of any provision of this Agreement, the Note, or any of the Loan Documents, nor consent by Lender to Borrower for any departure thereof, shall be effective unless the same shall be in writing and signed by Lender and Borrower.

7.3 NOTICES. Any and all notices, elections or demands permitted or required to be given under this Agreement, the Note and the Loan Documents shall be in writing, signed by or on behalf of the party giving such notice, election or demand, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt required, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof, to the other party at the address of such other party set forth below or such other address within the continental United States as such other party may designate by specifically designating as a notice of change of address and given in accordance herewith. No notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a partner or any officer, partnership, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall also constitute receipt. Any such notice, election, demand, request or response shall be addressed as follows:

If given to Lender:

FIRST-CITIZENS BANK & TRUST COMPANY 100 E. TRYON ROAD, DAC 90 ATTN: SBA LOAN OPERATIONS RALEIGH, NORTH CAROLINA 27603

If given to Borrower:

DIGITAL ALLY, INC. 9705 LOIRET BLVD, LENEXA, KS 66219

____________________________________________________________

____________________________________________________________

____________________________________________________________

____________________________________________________________

7.4 GOVERNING LAW AND PARTIES BOUND. This Agreement, the Note and the Loan Documents shall be governed by and construed in accordance with the laws of the State of North Carolina. However, in the event that the enforceability or validity of any provision of this Agreement, the Note or the Loan Documents is challenged or questioned, such provision shall be governed by which whichever applicable state or federal law would uphold or enforce such challenged or questioned provision. Borrower waives any objection which they may have based on lack of personal jurisdiction, improper venue or forum non conveniens.

7.5 NO ASSIGNMENT BY BORROWER. No commitment or other agreement issued by Lender to Borrower relating to the Loan nor any of Borrower’s rights under this Agreement, the Note or the Loan Documents shall be assignable by Borrower without the express prior written consent of Lender in its sole and absolute discretion.

7.6 SEVERABILITY. In the event that any clause or provisions of this Agreement, the Note or the Loan Documents is held to be invalid, illegal or unenforceable by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect the validity, legality or enforceability any of the remaining portions or provisions of this Agreement, the Note or the Loan Documents. If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement, the Note or the Loan Documents, as the case may be.

7.7 INCONSISTENCY WITH OTHER LOAN DOCUMENTS. In the event of any inconsistency between provisions contained within this Agreement, the Note and the Loan Documents, it is intended that the provisions of this Agreement shall be controlling.

7.8 FORCE MAJURE. If Lender is delayed, hindered, or prevented from performing any act required under this Agreement by reason of pandemic, war, governmental restrictions, civil commotion, shortage of labor or materials, strikes, fire, or any other reason beyond the control of Lender, the performance of such act shall be excused for the period of delay.

7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

7.10 JOINT AND SEVERAL LIABILITY. If there is more than one Borrower, the liability of each Borrower under this Agreement shall be joint and several.

7.11 DEFINED TERMS. Capitalized words and terms have the meanings given to them in this Agreement, the Note and the Loan Documents. All references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and words and terms used in the plural shall include the singular, as the context may require.

7.12 SURVIVAL. All covenants, agreements, representations and warranties made by Borrower in connection with the Loan shall survive the execution and delivery of this Agreement, the Note and the Loan Documents.

7.13 CAIVRS. Lender is required by the Debt Collection Improvement Act of 1996 and by the SBA to comply with the provisions of 31 U.S.C. §3711 and report information relating to the extension of the Loan to consumer or commercial reporting agencies or bureaus, as appropriate (collectively, the “Reporting Agencies”). The Borrower acknowledges this requirement and further, by execution of this Loan Agreement, agree that the Lender may in the future report further information concerning the Loan, including delinquent payments, other Loan defaults, or charge offs to Reporting Agencies. This information may be reflected in reports issued by Reporting Agencies. Further, Borrower acknowledges and agrees that if the small business defaults on the SBA-guaranteed loan and SBA suffers a loss, Lender is required to report any Loan charge offs to the Department of Treasury’s delinquent debtor databases, including without limitation, to the Credit Alert Interactive Voice Response System (“CAIVRS”) and Debt Check, which may affect their eligibility for further financial assistance.

7.14 SUCCESSORS AND ASSIGNS. All representations, warranties, covenants, and agreements by or on behalf of Borrower contained in this Agreement, the Note and the Loan Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

7.15 WAIVER BY BORROWER. In connection with any proceeding under this Agreement, the Note and Loan Documents, Borrower waives (i) presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of the Note; and (ii) all rights to claim or recover attorney’s fees and costs in the event that Borrower is successful in any action to remove, suspend or prevent the enforcement of a judgment entered by confession.

7.16 INDEMNIFICATION OF LENDER. Borrower agrees to indemnify, defend, and hold Lender and its officers, directors, employees, and agents harmless from and against any and all claims, suits, obligations, damages, losses, costs, expenses (including, without limitation, reasonable attorneys’ fees), demands, liabilities, penalties, fines, and forfeitures of any nature whatsoever and whenever made that may be asserted against or incurred by Lender or its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by, (i) this Agreement, the Note and the Loan Documents; (ii) a breach by Borrower of this Agreement, the Note or the Loan Documents; (iii) any dispute as to the applicability, eligibility or determination of forgiveness of the Loan under the CARES Act; or (iv) the exercise of the rights and remedies granted to Lender under this Agreement, the Note or the Loan Documents. The provisions of this Section 7.16 shall survive the payment of the Note and the expiration, cancellation, or termination of this Agreement.

7.17 LENDER EXPENSES. Borrower agrees to pay upon demand any and all of Lender’s reasonable costs and expenses, actually incurred, in connection the enforcement of this Agreement, the Note and the Loan Documents, whether or not an action or claim is filed. Such Lender costs and expenses include, but are not limited to, Lender’s reasonable attorneys’ fees and legal expenses incurred in connection with litigation, alternative dispute resolution proceedings, bankruptcy proceedings, appeals, anticipated post-judgment collection services and any fees or costs as may be directed by a court of competent jurisdiction. All such reasonable expenses actually incurred or paid by Lender as set forth herein will become part of the indebtedness secured by the Note and are payable on demand.

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The parties have executed and entered into this Agreement as of _________________.

LENDER:

FIRST-CITIZENS BANK & TRUST COMPANY

BY:
JULIE ADOLPHSEN
TITLE:	VICE PRESIDENT

BORROWER:

A _______________________ entity

BY:
TITLE:

BY:
TITLE:

BY:
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